UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 9, 2004


                          Forest City Enterprises, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)



           Ohio                       1-4372              34-0863886
-----------------------------    ----------------     ------------------
(State or Other Jurisdiction       (Commission          (IRS Employer
      of Incorporation)            File Number)       Identification No.)

Terminal Tower, 50 Public Square
Suite 1100, Cleveland, Ohio                                44113
----------------------------------------------      -------------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:      216-621-6060
                                                       ----------------


      ------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02.   Results of Operations and Financial Condition

     On September 9, 2004, Forest City Enterprises, Inc. issued a press release announcing financial results for the three and six months ended July 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934,(the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FOREST CITY ENTERPRISES, INC.



                                         By: /s/ THOMAS G. SMITH
                                         -------------------------------
                                         Name:  Thomas G. Smith
                                         Title: Executive Vice President,
                                                Chief Financial Officer and
                                                Secretary

Date: September 9, 2004

                                  EXHIBIT INDEX

Exhibit
Number                             Description
--------------------------------------------------------------------------------
  99.1       -       Press Release for Forest City Enterprises, Inc.
                     Dated September 9, 2004.